UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2006
Gen-Probe Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31279 (Commission File Number)	33-0044608 (I.R.S. Employer Identification No.)

10210 Genetic Center Drive San Diego, CA (Address of Principal Executive Offices)	92121 (Zip Code)

(858) 410-8000
(Registrant’s telephone number, including area code)

          Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURE

Item 8.01 Other Events.
          On June 13, 2006, Gen-Probe Incorporated (“Gen-Probe”) entered into a Professional Services Agreement with Gerald D. Laubach, Ph.D. (the “Agreement”), pursuant to which Dr. Laubach will serve as a Director Emeritus. Dr. Laubach previously served as a Director on Gen-Probe’s Board of Directors (the “Board”) from September 9, 2002 until his retirement from the Board on May 17, 2006. Under the Agreement, Dr. Laubach will also consult with Gen-Probe on matters of mutual interest, including Gen-Probe’s programs in the oncology field. Gen-Probe will pay Dr. Laubach $2,500 per calendar quarter during the term of the Agreement, and a fee of $3,000 for each meeting Dr. Laubach attends in connection with the Agreement. The Agreement terminates on June 13, 2007, unless otherwise extended by the parties.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2006	GEN-PROBE INCORPORATED
	By:	/s/ R. William Bowen
R. William Bowen
Vice President, General Counsel and Corporate Secretary